Exhibit 10.2


                FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                -----------------------------------------------

         This Fourth Amendment to Loan and Security Agreement ("Amendment") is made this 26th day of May, 2004 by and among by and among the lending institutions listed in Annex I to the Loan Agreement (as defined below) (each a "Lender", and collectively, "Lenders"), Fleet capital corporation, a Rhode Island corporation with an office at 200 Glastonbury Boulevard, Glastonbury, CT 06033, as administrative agent for the Lenders ("Agent"), and Gentiva Health Services, Inc., a Delaware corporation with its chief executive office at 3 Huntington Quadrangle 2S, Melville, NY 11747 (the "Company"), Gentiva Health Services Holding Corp., a Delaware corporation with its chief executive office at 3 Huntington Quadrangle 2S, Melville, NY 11747 ("GHS"), and each of the Subsidiary Borrowing Corporations listed on the signature pages hereto, each with a state of incorporation and chief executive office as listed on the exhibits to the Loan Agreement (except in the case of Gentiva Health Services IPA, Inc., which is a New York corporation with its chief executive office at 3 Huntington Quadrangle 2S, Melville, NY 11747) (each of the Company, GHS and each Subsidiary Borrowing Corporation, a "Borrower," and collectively, "Borrowers").

                                   BACKGROUND
                                   ----------

         A. Borrowers, Agent and Lenders are parties to a certain Loan and Security Agreement dated June 13, 2002, as amended by that certain First Amendment and Consent Agreement to Loan and Security Agreement dated as of August 7, 2003, that certain Second Amendment to Loan and Security Agreement dated as of November 26, 2003 and that certain Third Amendment and Joinder to Loan and Security Agreement dated as of February 25, 2004 (as it may heretofore otherwise have been or may herein or hereafter be modified, amended, restated or replaced from time to time, the "Loan Agreement") pursuant to which Borrowers established certain financing arrangements with Lenders including a Revolving Credit Loan facility and a Letter of Credit facility. The Loan Agreement and all instruments, documents and agreements executed in connection therewith or related thereto are referred to herein collectively as the "Existing Loan Documents." All capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Loan Agreement.

         B. Borrowers, Agent and Lenders have agreed to amend certain provisions of the Loan Agreement to regarding permissible capital stock repurchases, such amendment to be made on the terms and conditions set forth herein.

         NOW, THEREFORE, with the foregoing Background incorporated by reference and made a part hereof and intending to be legally bound, the parties agree as follows:

         1. Amendment to Loan Agreement. Upon the effectiveness of this Amendment, the definition of "Permitted Stock Repurchase contained in Appendix A to the Loan Agreement shall be amended by deleting such definition in its entirety and replacing it as follows:

           "Permitted Stock Repurchase - any share repurchase of the capital stock of the Company, provided that (i) the aggregate amount of all such stock repurchases calculated from and after August 7, 2003 (and exclusive of the amount of any stock repurchases by the Company prior to such date) shall not exceed Fifty-Five Million Dollars ($55,000,000.00), (ii) both prior and after giving effect to any such

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           stock repurchase, no Default or Event of Default shall exist and
           (iii) both prior to and immediately after giving effect to any such stock repurchase, and at all times during each of the next two fiscal quarters ending immediately after the date of any such stock repurchase, Borrowers shall have an Aggregate Excess Liquidity of at least Sixty Million Dollars ($60,000,000.00), and the financial information reported in the Form 10-K/10-Q reports filed by the Company with the Securities and Exchange Commission for each such two fiscal quarters shall reflect compliance as of the end of each such fiscal quarter with the forgoing Aggregate Excess Liquidity covenant. The quarterly Compliance Certificate provided by Borrowers at the end of each such fiscal quarter shall include a certification with supporting calculations as to whether or not Borrowers are in compliance with the Aggregate Excess Liquidity covenant set forth in the preceding sentence."

         2. Representations and Warranties. To induce Agent and Lenders to enter into this Amendment, each Borrower represents and warrants to Lender that:

                  (a) All warranties and representations made to Agent and Lenders under the Loan Agreement and the other Existing Loan Documents are true and correct as to the date hereof.

                  (b) The execution and delivery by each Borrower of this Amendment and the performance by each such Borrower of the transactions herein contemplated (i) are and will be within its powers, (ii) have been authorized by all necessary corporate actions and will not contravene any provision of the certificate or articles of incorporation or bylaws or other similar corporate governance documents of such Borrower, and (iii) are not and will not be in contravention of any order of any court or other agency of government, of law or any other indenture, agreement or undertaking to which such Borrower is a party or by which the property of such Borrower is bound, or be in conflict with, result in a breach of, or constitute (with due notice and/or lapse of time, if applicable) a default under any such indenture, agreement or undertaking or result in the imposition of any lien, charge or encumbrance of any nature on any of the properties of such Borrower.

                  (c) This Amendment and any assignment, instrument, document or agreement executed and delivered in connection herewith, will be valid and binding on and enforceable against each Borrower in accordance with its respective terms.

                  (d) Both prior and after giving effect to this Amendment, no Default or Event of Default exists under the Loan Agreement or any of the other Existing Loan Documents.

                  (e) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or other regulatory body is required in connection with the due execution, delivery and performance by any Borrower of this Amendment or the performance by such Borrower of the Loan Agreement, as amended hereby.

                  (f) The name, office, and signature of the officer(s) of each Borrower signing this Amendment have previously been certified to Agent in the incumbency and signature certificates of such Borrower heretofore delivered to Agent.

         3. Collateral. To secure the prompt payment and performance to Agent and Lenders of the Obligations and satisfaction by Borrowers of all covenants and undertakings contained in the Loan Agreement and other Existing Loan Documents, each Borrower hereby reconfirms the grant to Agent, for the ratable benefit of Lenders, of a continuing security interest in and Lien upon all of the Collateral owned by such Borrower, whether now owned or existing or hereafter created, acquired or arising and wherever located, given to Agent by such Borrower under the Existing Loan Documents and each Borrower hereby confirms and agrees that all security interests and liens granted to Agent by any one of them continue in full force and effect and shall continue to secure the Obligations. All Collateral remains free and clear of any liens other than liens in favor of Agent, except for Permitted Liens. Nothing herein contained is intended to in any way impair or limit the validity, priority, and extent of Agent's existing security interest in and liens upon the Collateral of any Borrower.

         4. Effectiveness Conditions. This Amendment shall be effective the execution and delivery of this Amendment by all parties hereto and payment by Borrowers of all fees and expenses of Agent (including legal expenses) incurred in relation to the preparation and execution of this Amendment.

         5. Ratification of Existing Loan Documents. Except as expressly set forth herein, all of the terms and conditions of the Loan Agreement and Existing Loan Documents are hereby ratified and confirmed and continue unchanged and in full force and effect. All references to the Loan Agreement shall mean the Loan Agreement as modified by this Amendment.

         6. Amendment as Loan Document. Borrowers hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if (i) any representation or warranty made by Borrowers under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made, or (ii) Borrowers shall fail to perform or observe any term, covenant or agreement contained in this Amendment.

         7. Reaffirmation by Guarantors. Each Subsidiary Guarantor acknowledges and agrees that the execution, delivery and performance of this Amendment by Agent, Lenders and Borrowers, and the carrying out of the provisions hereof and the consummation of all transactions contemplated hereunder, including without limitation the amendments to the Loan Agreement provided for hereunder, shall not affect or in any way diminish or modify the obligations of each of them under the Subsidiary Guaranty and Surety Agreement executed by Subsidiary Guarantors as of June 13, 2002 or any other Existing Loan Document to which such Subsidiary Guarantor is a party, and each Subsidiary Guarantor acknowledges and affirms its obligations under the Subsidiary Guaranty and Surety Agreement and the other Existing Loan Documents.

         8. Governing Law. THIS AMENDMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK. THIS AMENDMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THE LOAN AGREEMENT, ANY OTHER EXISTING LOAN

DOCUMENT, AND/OR THIS AMENDMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ITS OTHERWISE APPLICABLE CONFLICTS OF LAWS RULES.

         9. Waiver of Jury Trial. EACH BORROWER AND EACH SUBSIDIARY GUARANTOR WAIVES THE RIGHT TO TRIAL BY JURY (WHICH EACH LENDER AND AGENT HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THIS AMENDMENT. EACH BORROWER AND EACH SUBSIDIARY GUARANTOR WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVER WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

         10. Successors and Assigns. This Amendment, along with each of the Existing Loan Documents, shall be binding upon and shall benefit Agent, Lenders, Borrowers and Subsidiary Guarantors and their respective successors and permitted assigns (as and if permitted under the Loan Agreement).

         11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and such counterparts together shall constitute one and the same respective agreement. Signature by facsimile shall bind the parties hereto.



                  [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]
                         [SIGNATURES ON FOLLOWING PAGE]

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         IN WITNESS WHEREOF, the parties have executed this Fourth Amendment to
Loan and Security Agreement the day and year first written above.

                                     BORROWERS:
                                     ---------
                                     GENTIVA HEALTH SERVICES, INC.

                                     By:
                                         ---------------------------------------
                                     Name:  John R. Potapchuk
                                     Title: Senior Vice President and Chief
                                            Financial Officer

                                     GENTIVA HEALTH SERVICES HOLDING CORP.
                                     GENTIVA CARECENTRIX, INC.
                                     GENTIVA CARECENTRIX (AREA ONE) CORP.
                                     GENTIVA CARECENTRIX (AREA TWO) CORP.
                                     GENTIVA CARECENTRIX (AREA THREE) CORP.
                                     GENTIVA CERTIFIED HEALTHCARE CORP.
                                     GENTIVA HEALTH SERVICES (CERTIFIED), INC.
                                     GENTIVA HEALTH SERVICES IPA, INC.
                                     GENTIVA HEALTH SERVICES (USA), INC.
                                     GENTIVA SERVICES OF NEW YORK, INC.
                                     NEW YORK HEALTHCARE SERVICES, INC.
                                     OHS SERVICE CORP.
                                     QC-MEDI NEW YORK, INC.
                                     QUALITY CARE - USA, INC.
                                     QUALITY MANAGED CARE, INC.

                                     By:
                                         ---------------------------------------
                                     Name:  John R. Potapchuk
                                     Title: Treasurer

                                  SUBSIDIARY GUARANTORS:
                                  ---------------------
                                  COMMONWEALTH HOME CARE, INC.
                                  KIMBERLY HOME HEALTH CARE, INC.
                                  PARTNERSFIRST MANAGEMENT, INC.
                                  QUANTUM CARE NETWORK, INC.
                                  QUANTUM HEALTH RESOURCES, INC.
                                  THE I.V. CLINIC, INC.
                                  THE I.V. CLINIC II, INC.
                                  THE I.V. CLINIC III, INC.

                                  By:
                                      -----------------------------------------
                                  Name:  John R. Potapchuk
                                  Title: Treasurer

                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]
     [Subsidiary Guarantors Signature Page to Fourth Amendment to June 2002
                                 Loan Agreement]

                                       AGENT:
                                       -----

                                       FLEET CAPITAL CORPORATION,
                                       as Agent

                                       By:
                                           -------------------------------------
                                       Name:    Adam Seiden
                                       Title:   Vice President


                                       LENDERS:
                                       -------

                                       FLEET CAPITAL CORPORATION



                                       By:
                                           -------------------------------------
                                       Name:    Adam Seiden
                                       Title:   Vice President


                                       SIEMENS FINANCIAL SERVICES, INC.



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


                                       HFG HEALTHCO-5 LLC



                                       By:
                                           -------------------------------------
                                       Name:
                                       Title:


       [Agent and Lenders Signature Page to Fourth Amendment to June 2002
                                 Loan Agreement]

                                       S-2